AMENDED AND RESTATED LIMITED CONSENT AND EIGHTH AMENDMENT TO
AMENDED AND RESTATED LOAN AGREEMENT

This AMENDED AND RESTATED LIMITED CONSENT AND EIGHTH AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT (this “Consent and Amendment”) is dated as of September 19, 2019, and is entered into by and among HORIZON GLOBAL CORPORATION, a Delaware corporation (“Parent Borrower”), HORIZON GLOBAL AMERICAS INC., a Delaware corporation (“Horizon Americas”) (f/k/a Cequent Performance Products, Inc., a Delaware corporation and successor by merger with Cequent Consumer Products, Inc., an Ohio corporation), CEQUENT UK LIMITED, a company incorporated in England and Wales with company number 08081641 (“Cequent UK”), CEQUENT TOWING PRODUCTS OF CANADA LTD., a company formed under the laws of the Province of Ontario (“Cequent Canada”, and together with Parent Borrower, Horizon Americas and Cequent UK, collectively, “Borrowers”), Horizon Global Company LLC, a Delaware limited liability company (“Horizon Global”), the other Persons party to this Consent and Amendment as Obligors, the financial institutions party to this Consent and Amendment as Lenders, and BANK OF AMERICA, N.A., a national banking association, in its capacity as agent for itself and the other Secured Parties (“Agent”).
RECITALS
WHEREAS, the Borrowers, the other Obligors party hereto, the Agent and the Lenders have entered into that certain Amended and Restated Loan Agreement dated as of December 22, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”);
WHEREAS, the Borrowers and the other Obligors have requested that the Agent and the Required Lenders consent to the disposition by Cequent Bermuda Holdings Ltd (“Cequent Bermuda”) to Hayman Pacific BidCo Pty Ltd (together with any buyer nominee, the “Buyers”) of all of the shares of Horizon Global Holdings Australia Pty. Ltd (“Horizon Australia”) and the disposition by Horizon GBP Finance LLC (“GBP Finance”) and Horizon Euro Finance LLC (“Euro Finance” and together with Cequent Bermuda and GBP Finance, the “Sellers”) to Buyers of their respective shares of TriMotive Asia Pacific Limited (“TAPL”) pursuant to that certain Share Sale and Purchase Agreement dated as of August 16, 2019 (the “SPA”) among the Buyers and the Sellers. The sale by the Sellers to the Buyers of the shares of Horizon Australia and the shares of TAPL is hereinafter referred to as the “APAC Sale”.

WHEREAS, subject to the terms of this Consent and Amendment, the Agent and Lenders constituting the Required Lenders have agreed to consent to the consummation of the APAC Sale;

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Loan Documents and this Consent and Amendment, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

ARTICLE I
DEFINITIONS
Initially capitalized terms used but not otherwise defined in this Consent and Amendment have the respective meanings set forth in the Loan Agreement, as amended hereby.

ARTICLE II
RECITALS
The foregoing Recitals are hereby made a part of this Consent and Amendment.

ARTICLE III
AMENDMENT TO LOAN AGREEMENT
On the Consent Effective Date, the Loan Agreement is hereby amended as follows:

3.01    Additional Definitions. Section 1.1 of the Loan Agreement is hereby amended to include the following definitions, in appropriate alphabetical order:
“ “Eighth Amendment Availability Block” means $5,000,000.
“Special Availability Block” means the Eighth Amendment Availability Block plus the U.S. Special Availability Block. ”
3.02    Modification to Definitions. Each reference to “U.S. Special Availability Block” in each of the definitions of “Borrowing Base Trigger Period,” “Eligible In-Transit Inventory Trigger Period,” “Financial Covenant Trigger Period,” “Required Conditions” and “U.S. Availability Reserve” is hereby replaced with a reference to “Special Availability Block”.

ARTICLE IV
LIMITED CONSENT UNDER THE LOAN AGREEMENT
4.01    Limited Consent.
(a)The Obligors hereby acknowledge that the APAC Sale is not permitted under Section 10.2.5 of the Loan Agreement. The Obligors have therefore requested that the Agent and Required Lenders consent to the consummation of the APAC Sale. Subject to the terms and conditions contained in this Consent and Amendment, the Agent and Lenders party hereto hereby consent to the consummation of the APAC Sale in accordance with the terms set forth in the SPA and waive any Events of Default that would have otherwise resulted therefrom.
(b)The Obligors desire to make certain voluntary prepayments of the First Lien Term Loan Debt which remains outstanding as a consequence of certain First Lien Term Loan Lenders declining their pro rata share of the mandatory prepayments required to be made with proceeds of the APAC Sale under and in accordance with the terms of the First Lien Term Loan Agreement (such prepayments, the “Voluntary APAC Prepayments”). The Obligors hereby acknowledge that the Voluntary APAC Prepayments are not permitted under Section 10.2.8 of the Loan Agreement. Subject to the terms and conditions contained in this Consent and Amendment, the Agent and the Lenders party hereto hereby consent to the making of the Voluntary APAC Prepayments so long as (i) any and all such Voluntary APAC Prepayments are made on or before September 25, 2019, (ii) no Event of Default exists both before and immediately after giving to each such Voluntary APAC Prepayment, (iii) Total Availability both immediately before and immediately after giving effect to each such Voluntary APAC Prepayment shall be at least $42.5 million, and (iv) after giving effect to all such Voluntary APAC Prepayments, the principal amount of outstanding First Lien Term Loan Debt shall not be less than $25 million.
(c)The consent in this Section 4.01 shall be effective only to the extent specifically set forth herein and shall not (i) be construed as a waiver of any breach, Default or Event of Default nor as a waiver of any breach, Default or Event of Default of which the Agent and the Lenders have not been informed by the Obligors, (ii) affect the right of the Agent or the Lenders to demand compliance by the Obligors with all terms and conditions of the Loan Documents, except as specifically waived by this Consent and Amendment, (iii) be deemed a waiver of or consent to any transaction or future action on the part of any Obligor requiring the Agent’s or any Lender’s consent or approval under the Loan Documents, other than as expressly set forth herein, or (iv) except as consented to hereby, be deemed or construed to be a waiver or release of, or a limitation upon, the Agent’s or the Lenders’ exercise of any rights or remedies under the Loan Agreement or any other Loan Document, whether arising as a consequence of any Default or Event of Default which may now exist or otherwise, all such rights and remedies hereby being expressly reserved.

ARTICLE V
CERTIFICATION

The Obligors hereby certify to Agent and Lenders that (a) (i) the Limited Consent and Waiver to Credit Agreement (the “First Lien Term Consent”), dated on or about the date hereof, by and among Parent Borrower, the First Lien Term Loan Lenders party thereto, and the First Lien Term Loan Agent and (ii) the Limited Consent and Waiver to Credit Agreement (the “Second Lien Term Consent”) dated on or about the date hereof, by and among the Parent Borrower, the Second Lien Term Loan Lenders party thereto and the Second Lien Term Loan Agent are not prohibited by Section 10.2.11 of the Loan Agreement, and (b) neither the execution nor the performance of this Consent and Amendment by Obligors pursuant to the Loan Documents violates the Term Loan Documents (after giving effect to each of the First Lien Term Consent and the Second Lien Term Consent).

ARTICLE VI
REPRESENTATIONS AND WARRANTIES

Each Obligor hereby represents and warrants to each Lender and the Agent, as of the date hereof and as of the Consent Effective Date, as follows:

6.01    Authority. The execution, delivery and performance by such Obligor of this Consent and Amendment, and the transactions contemplated hereby or thereby, have been duly authorized by all necessary action, and this Consent and Amendment is a legal, valid and binding obligation of such Obligor enforceable against such Obligor in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
6.02    Representations and Warranties. Each representation and warranty of such Obligor in the Loan Documents is true and correct as of the date hereof, after giving effect to this Consent and Amendment (except for representations and warranties that expressly relate to an earlier date and except for the representations and warranties set forth in Section 9.1.4(d) {No Material Adverse Change} of the Loan Agreement).
6.03    Governmental Approvals; No Conflicts. The execution, delivery, and performance by such Obligor of this Consent and Amendment (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, (b) will not violate any Applicable Law or regulation or the charter, by-laws or other organizational documents of any Obligor or any Subsidiary of any Obligor or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Obligor or any Subsidiary of any Obligor or their assets, or give rise to a right thereunder to require any payment to be made by any Obligor or any Subsidiary of any Obligor, except for violations, defaults or the creation of such rights that could not reasonably be expected to result in a Material Adverse Effect, (d) will not result in the creation or imposition of any Lien on any asset of any Obligor or any Subsidiary of any Obligor, except Liens created under the Loan Documents and Liens permitted by Section 10.2.2 of the Loan Agreement, and (e) do not require any acknowledgement, agreement or consent under any indenture, agreement or other instrument binding upon any Obligor or any Subsidiary of any Obligor or their assets, except for such acknowledgements, agreements and consents as have been obtained or made and are in full force and effect, and such acknowledgements, agreements or consents the failure of which to obtain could not reasonably be expected to result in a Material Adverse Effect.
6.04    No Defaults. No Default or Event of Default has occurred and is continuing.
6.05    Beneficial Ownership Certification. As of the date hereof, the information included in the Beneficial Ownership Certification (as defined in the Loan Agreement after giving effect to this Consent and Amendment), if applicable, is true and correct in all respects.

ARTICLE VII
CONDITIONS PRECEDENT AND FURTHER ACTIONS
7.01    Conditions Precedent. This Consent and Amendment shall be deemed effective as of the date first set forth above when each of the following conditions precedent have been satisfied in form and substance satisfactory to the Agent and its counsel (such date, the “Consent Effective Date”):
(a)The Agent shall have received duly executed counterparts of this Consent and Amendment which, when taken together, bear the authorized signatures of the Obligors, the Agent and the Required Lenders;
(b)The Agent shall have received fully executed copies of the First Lien Term Consent, which shall be in the form circulated by Jones Day to McGuireWoods LLP and Agent at 5:08 p.m., Eastern Time, on September 19, 2019, which includes an acknowledgement that not less than $35 million of Net Proceeds from the APAC Sale are being applied to the Loans, and all conditions precedent set forth in the First Lien Term Consent shall have been met or waived by the First Lien Term Loan Agent and/or the First Lien Term Loan Lenders in accordance with the terms of the First Lien Term Loan Documents;
(c)The Agent shall have received fully executed copies of the Second Lien Term Consent, which shall be in the form circulated by Jones Day to McGuireWoods LLP and Agent at 5:08 p.m., Eastern Time, on September 19, 2019, which includes an acknowledgement that not less than $35 million of Net Proceeds from the APAC Sale are being applied to the Loans, and all conditions precedent set forth in the Second Lien Term Consent shall have been met or waived by the Second Lien Term Loan Agent and/or the Second Lien Term Loan Lenders in accordance with the terms of the Second Lien Term Loan Documents;
(d)The Agent shall be satisfied that after giving effect to consummation of the transactions contemplated hereby and payment of all fees and expenses in connection herewith and therewith (i) Total Availability shall be at least $42.5 million immediately after the repayment of Loans as set forth in sub-clause (ii), and (ii) Loans shall be repaid with Net Proceeds from the APAC Sale in an amount not less than $35 million on or before September 24, 2019;
(e)The Borrowers shall have paid to the Agent, for the benefit of each Lender providing its written consent to this Consent and Amendment, an amendment fee equal to 50 basis points in respect of the aggregate Commitments of such Lender immediately after giving effect to this Consent and Amendment; and
(f)The Borrowers shall have paid all fees and expenses (provided that legal fees required to be paid as a condition precedent to the occurrence of the Consent Effective Date shall be limited to such legal fees as to which Borrowers have received a summary invoice) owed to and/or incurred by the Agent in connection with this Consent and Amendment.
7.02    Further Actions. Each of the parties to this Consent and Amendment agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Consent and Amendment.
ARTICLE VIII
REAFFIRMATION
Each Obligor hereby (i) acknowledges and consents to this Consent and Amendment; (ii) reaffirms its obligations under the Guaranties, the Security Documents and the other Loan Documents; (iii) reaffirms the Liens granted by it pursuant to the Security Documents; and (iv) confirms that the Guaranties, the Security Documents and the other Loan Documents remain in full force and effect, without defense, offset or counterclaim. Although each Guarantor has been informed of the terms of the Consent and Amendment, such Guarantor hereby confirms that it understands and agrees that the Agent and the Lenders have no duty to so notify such Guarantor or any other guarantor or to seek this or any future acknowledgment, consent or reaffirmation, and nothing contained herein shall create or imply any such duty as to any transaction, past or future.

ARTICLE IX
MISCELLANEOUS
9.01    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of Obligors, Agent, Lenders, Secured Parties, and their respective successors and assigns. The successors and assigns of the Obligors include, without limitation, their respective receivers, trustees, and debtors-in-possession.
9.02    Further Assurances. Each Obligor party hereto hereby agrees from time to time, as and when requested by the Agent or any Lender, to execute and deliver or cause to be executed and delivered all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Agent or such Lender may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Consent and Amendment and the other Loan Documents.
9.03    Loan Document. This Consent and Amendment shall be deemed to be a “Loan Document” for all purposes under the Loan Agreement.
9.04    Governing Law. THIS CONSENT AND AMENDMENT AND, UNLESS EXPRESSLY PROVIDED IN ANY LOAN DOCUMENT, ALL CLAIMS SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS.
9.05    Consent to Forum.
(a)Forum. EACH OBLIGOR HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE COURT SITTING IN NEW YORK COUNTY, NEW YORK OR THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, IN ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING RELATING IN ANY WAY TO ANY LOAN DOCUMENTS, AND AGREES THAT ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH OBLIGOR IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING ANY SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 14.3.1 OF THE LOAN AGREEMENT. A FINAL JUDGMENT IN ANY PROCEEDING OF ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR ANY OTHER MANNER PROVIDED BY APPLICABLE LAW.
(b)Other Jurisdictions. Nothing herein shall limit the right of Agent, any Security Trustee or any Lender to bring proceedings against any Obligor (other than a Mexican Domiciled Obligor) in any other court, nor limit the right of any party to serve process in any other manner permitted by Applicable Law (except with respect to service of process to Mexican Domiciled Obligors). Nothing in this Consent and Amendment shall be deemed to preclude enforcement by Agent or any Security Trustee of any judgment or order obtained in any forum or jurisdiction. Final judgment against an Obligor in any action, suit or proceeding shall be conclusive and may be enforced in any other jurisdiction, including the country in which such Obligor is domiciled, by suit on the judgment.
(c)Each Mexican Domiciled Obligor waives any right to any jurisdiction (other than as provided under Section 9.04 above and this Section 9.05) to which they may be entitled under Applicable Law, by reason of its present or future domicile, or otherwise, for the purposes of proceedings against or involving any of the Mexican Domiciled Obligors, and waives any objection to those courts on the ground of venue or forum non conveniens.
9.06    Severability. Wherever possible, each provision of this Consent and Amendment shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Consent and Amendment shall remain in full force and effect.

9.07    Entire Agreement. Time is of the essence of this Consent and Amendment. This Consent and Amendment constitutes the entire contract among the parties relating to the subject matter hereof, and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.
9.08    Execution in Counterparts. This Consent and Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Consent and Amendment shall become effective on the Consent Effective Date. Delivery of a signature page of this Consent and Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of such agreement.
9.09    Costs and Expenses. The Borrowers agree to reimburse Agent for all fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Consent and Amendment.
9.10    Reference to and Effect upon the Loan Documents. The Loan Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof, and are hereby ratified and confirmed. In each case except as expressly provided in this Consent and Amendment, the execution, delivery and effectiveness of this Consent and Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Loan Documents, nor constitute a waiver or amendment of any provision of any of the Loan Documents. Upon the effectiveness of this Consent and Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby.
9.11    Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.
9.12    Amendment and Restatement. The Borrowers, the other Obligors party hereto, the Agent and the Lenders have previously executed that certain Limited Consent and Eighth Amendment to Amended and Restated Loan Agreement dated as of September 18, 2019 (the “Original Consent”). The Obligors, the Agent and the Lenders party hereto hereby agree that as of the date first set forth above, the terms and provisions of the Original Consent shall be and hereby are amended and restated in their entirety by the terms and provisions of this Consent and Amendment, and the terms and provisions of the Original Consent shall be superseded by this Consent and Amendment.
Balance of Page Intentionally Left Blank
Signature Pages Follow

IN WITNESS WHEREOF, duly authorized representatives of the parties have executed this Consent and Amendment and the parties have delivered this Consent and Amendment, each as of the day and year first written above.
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OBLIGORS: HORIZON GLOBAL CORPORATION, a Delaware corporation By: /s/ Jay Goldbaum Name: Jay Goldbaum Title: General Counsel, Chief Compliance Officer and Corporate Secretary
HORIZON GLOBAL AMERICAS INC., a Delaware corporation By: /s/ Jay Goldbaum Name: Jay Goldbaum Title: Vice President and Secretary

CEQUENT UK LIMITED, a company incorporated in England and Wales with company number 08081641

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Director

CEQUENT TOWING PRODUCTS OF CANADA LTD., a company formed under the laws of the Province of Ontario

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Vice President and Secretary

HORIZON GLOBAL COMPANY LLC,
a Delaware limited liability company

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Vice President and Secretary

HORIZON INTERNATIONAL HOLDINGS LLC,
a Delaware limited liability company
By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title:    Vice President and Secretary

CEQUENT NEDERLAND HOLDINGS B.V.,
a company formed under the laws of the Netherlands
By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Director
CEQUENT MEXICO HOLDINGS B.V.,
a company formed under the laws of the Netherlands
By: /s/ Jay Goldbaum
Name:    Jay Goldbaum
Title:    Director
CEQUENT SALES COMPANY DE MEXICO, S. DE     R.L. de C.V.,
a limited liability company formed under the laws of Mexico
By: /s/ Jay Goldbaum
Name:    Jay Goldbaum
Title:    Vice President and Director
CEQUENT ELECTRICAL PRODUCTS DE     MEXICO, S. DE R.L. de C.V.,
a limited liability company formed under the laws of Mexico
By: /s/ Jay Goldbaum
Name:    Jay Goldbaum
Title:    Vice President and Director

HORIZON GLOBAL DIGITAL LIMITED,a company incorporated in England and Wales with company number 10932461

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Director

WESTFALIA UK LIMITED, a company incorporated in England and Wales with company number 05569242

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Director

HORIZON GLOBAL EUROPEAN HOLDINGS LIMITED, a company incorporated in England and Wales with company number 08480228

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Director

C.P. WITTER LIMITED, a company incorporated in England and Wales with company number 01362420

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Director

TEIJS HOLDING B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid)

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Authorized Signatory

TEIJS B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid)

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Authorized Signatory

TERWA HOLDING B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid)

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Authorized Signatory

TERWA INVESTOR B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid)

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Authorized Signatory

TERWA INNOVATION B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid)

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Authorized Signatory

HORIZON SOURCING B.V., a Dutch private limited liability company (besloten vennootschap met beperkte aansprakelijkheid)

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Authorized Signatory

CEQUENT BRAZIL HOLDINGS COOPERATIEF W.A., a Dutch cooperative with statutory liability (coöperatie met wettelijke aansprakelijkheid)

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Authorized Signatory

HGHK SERVICES C.V., a Dutch limited partnership (commanditaire vennootschap)

Represented by its general partner:
Horizon Euro Finance

By: /s/ Jay Goldbaum

Name: Jay Goldbaum
Title: Vice President and Secretary

HG GERMANY HOLDINGS GMBH, a limited liability company incorporated under German law

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Director

WESTFALIA-AUTOMOTIVE HOLDING GMBH, a limited liability company incorporated under German law

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Director

WESTFALIA-AUTOMOTIVE GMBH, a limited liability company incorporated under German law

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Director

HENRICHS BETEILIGUNGSGESELLSCHAFT MBH, a limited liability company incorporated under German law

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Director

WESTFALIA-AUTOMOTIVE BETEILIGUNGSGESELLSCHAFT MBH, a limited liability company incorporated under German law

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Director

HORIZON GLOBAL GERMANY GMBH, a limited liability company incorporated under German law

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Director

WESTFALIA AMERICAN HITCH, INC.,
a Delaware corporation

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Vice President and Secretary

HORIZON REAL FINANCE LLC,
a Delaware limited liability company

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Vice President and Secretary

HORIZON GBP FINANCE LLC,
a Delaware limited liability company

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Vice President and Secretary

HORIZON SOURCING HOLDINGS LLC,
a Delaware limited liability company

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Vice President and Secretary

HORIZON EURO FINANCE LLC,
a Delaware limited liability company

By: /s/ Jay Goldbaum
Name: Jay Goldbaum
Title: Vice President and Secretary

AGENT AND REQUIRED LENDERS:

BANK OF AMERICA, N.A.,
as Agent, a U.S. Lender, a UK Lender and UK Swingline Lender

By: /s/ Kindra M. Mullarky
Name: Kindra M. Mullarky
Title: Senior Vice President

BANK OF AMERICA, N.A. (acting through its Canada branch), as a Canadian Lender and Canadian Swingline Lender

By: /s/ Sylwia Durkiewicz
Name: Sylwia Durkiewicz
Title: Vice President

BANK OF AMERICA, N.A. (acting through its London branch), as UK Security Trustee

By:/s/ Kindra M. Mullarky
Name: Kindra M. Mullarky
Title: Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a U.S. Lender

By: /s/ Nykole Hanna
Name: Nykole Hanna
Title: Authorized Signatory

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Canadian Lender

By: /s/ David G. Phillips
Name: David G. Phillips
Title: Credit Officer Canada

WELLS FARGO BANK, NATIONAL ASSOCIATION, (London branch), as a UK Lender

By: /s/ N.B. Hogg
Name: N.B. Hogg
Title: Authorized Signatory

BANK OF MONTREAL, as a U.S. Lender and a UK Lender

By: /s/ Elizabeth Mitchell
Name: Elizabeth Mitchell
Title: Vice President

BANK OF MONTREAL, Toronto Branch, as a Canadian Lender

By: /s/ Keri Stackhouse
Name: Keri Stackhouse
Title: Head Credit Structuring